EXHIBIT (17)(2)

            PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND PROSPECTUS

Phoenix Investment Partners

                              Prospectus

                                             March 15, 2001



-------- ENGEMANN

         Phoenix-Engemann
         Balanced Return Fund

         Phoenix-Engemann
         Focus Growth Fund

         Phoenix-Engemann
         Nifty Fifty Fund

         Phoenix-Engemann
         Small & Mid-Cap
         Growth Fund



                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information about Phoenix-Engemann
                                       Balanced Return Fund, Phoenix-Engemann
                                       Focus Growth Fund, Phoenix-Engemann Nifty
                                       Fifty Fund and Phoenix-Engemann Small &
                                       Mid-Cap Growth Fund that you should know before investing. Please read it carefully and retain it for future reference.
[logo] PHOENIX
       INVESTMENT PARTNERS

       Committed to Investor Success(SM)

            TABLE OF CONTENTS
--------------------------------------------------------------------------------


            Phoenix-Engemann Balanced Return Fund
              Investment Risk and Return Summary..........................   1
              Fund Expenses...............................................   4
            Phoenix-Engemann Focus Growth Fund
              Investment Risk and Return Summary..........................   6
              Fund Expenses...............................................   9
            Phoenix-Engemann Nifty Fifty Fund
              Investment Risk and Return Summary..........................  11
              Fund Expenses...............................................  14
            Phoenix-Engemann Small & Mid-Cap Growth Fund
              Investment Risk and Return Summary..........................  16
              Fund Expenses...............................................  19

            Additional Investment Techniques..............................  21
            Management of the Funds.......................................  23
            Pricing of Fund Shares........................................  25
            Sales Charges.................................................  26
            Your Account..................................................  29
            How to Buy Shares.............................................  30
            How to Sell Shares............................................  30
            Things You Should Know When Selling Shares....................  31
            Account Policies..............................................  33
            Investor Services.............................................  34
            Tax Status of Distributions...................................  35
            Financial Highlights..........................................  36
            Additional Information........................................  43


[triangle]  Phoenix-
            Engemann
            Funds

PHOENIX-ENGEMANN BALANCED RETURN FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Balanced Return Fund has an investment objective to maximize total investment return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


[arrow] The fund seeks to achieve capital appreciation from high-quality growth stocks balanced by income and capital preservation from U.S. Government securities of any maturity. Under normal circumstances, the fund expects to invest at least 25% of its net assets in U.S. Government securities of any maturity. The balance between stocks and U.S. Government securities, at any time, will be within the sole discretion of the adviser.


[arrow] The adviser uses a bottom-up stock selection process that looks for companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and favorable long-term outlooks. Generally, these will be companies with larger capitalizations.

[arrow] Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.


                                        Phoenix-Engemann Balanced Return Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed-income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

2  Phoenix-Engemann Balanced Return Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Balanced Return Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year   Annual Return (%)
    1991           38.89
    1992            4.49
    1993            2.44
    1994           -4.43
    1995           27.18
    1996           17.78
    1997           18.98
    1998           29.12
    1999           18.10
    2000           -7.11


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 20.76% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.22% (quarter ending December 31, 2000).



----------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns(1)
   (for the periods ending                                                           Life of the Fund(2)
                                                                        -------------------------------------
   12/31/00)
                                        One Year   Five Years   Ten Years   Class A     Class B      Class C
----------------------------------------------------------------------------------------------------------------
   Class A Shares                      -12.45%      13.35%      12.95%        --          --            --
----------------------------------------------------------------------------------------------------------------
   Class B Shares                      -11.05%      13.83%        N/A         --       12.60%           --
----------------------------------------------------------------------------------------------------------------
   Class C Shares                       -7.79%      13.81%        N/A         --          --         12.59%
----------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock              -9.19%      18.42%      17.50%        --       18.37%        18.37%
   Price Index(3)
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers
   Government/Corporate                 11.85%       6.24%       8.00%        --        6.38%(6)      6.38%(6)
   Bond Index(4)
----------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(5)                -1.47%      13.64%      13.51%        --       13.36%(6)     13.36%(6)

----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class B and Class C Shares since January 3, 1994.


(3) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

(4) The Lehman Brothers Government/Corporate Bond Index is an unmanaged, commonly used measure of bond market total return performance. It includes securities in the Lehman Brothers Government and the Lehman Brothers Corporate Indices. The Index's performance does not reflect sales charges.

(5) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Composite Stock Price Index return, 30% of the Lehman Brothers
Government/Corporate Bond Index return and 10% of the 90-day U.S. Treasury bill return. The index's performance does not reflect sales charges.

(6) Benchmark performance since January 31, 1994.


                                        Phoenix-Engemann Balanced Return Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.




                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)            1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.73%            0.73%             0.73%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses(d)                                               0.32%            0.32%             0.32%
                                                                -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES(d)                         1.30%            2.05%             2.05%
                                                                =====            =====             =====


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Restated to reflect current fees.

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Engemann Balanced Return Fund

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class A           $700            $963            $1,246        $2,050
--------------------------------------------------------------------------------
   Class B           $608            $842            $1,102        $2,185
--------------------------------------------------------------------------------
   Class C           $308            $642            $1,102        $2,377

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class B           $208            $642            $1,102        $2,185
--------------------------------------------------------------------------------
   Class C           $208            $642            $1,102        $2,377

--------------------------------------------------------------------------------


                                            Phoenix-Engemann Focus Growth Fund 5

PHOENIX-ENGEMANN FOCUS GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Focus Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund focuses on purchasing common stocks of domestic corporations with rapidly growing earnings. The companies may have small or large capitalizations and may be unseasoned or established. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.


[arrow] The adviser uses a bottom-up selection process to select stocks of companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.


[arrow] Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL


The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than


6  Phoenix-Engemann Focus Growth Fund
expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


SMALL CAPITALIZATIONS AND UNSEASONED COMPANIES

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalizations companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                           Phoenix-Engemann Focus Growth Fund  7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Focus Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year   Annual Return (%)
    1991           67.85
    1992            2.24
    1993           -5.87
    1994           -3.75
    1995           27.16
    1996           22.49
    1997           16.04
    1998           37.41
    1999           49.74
    2000          -27.50


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 35.36% (quarter ending December 31, 1998) and the lowest return for a quarter was -22.79% (quarter ending December 31, 2000).



----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns(1)                                                    Life of the Fund(2)
   (for the periods ending                                                 -------------------------------------
   12/31/00)
                                      One Year   Five Years   Ten Years     Class A     Class B      Class C
----------------------------------------------------------------------------------------------------------------
   Class A Shares                      -31.67%      14.85%      14.73%        --          --           --
----------------------------------------------------------------------------------------------------------------
   Class B Shares                      -30.50%      15.33%        N/A         --         13.84%        --
----------------------------------------------------------------------------------------------------------------
   Class C Shares                      -28.07%      15.33%        N/A         --          --         13.84%
----------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock              -9.19%      18.42%      17.50%        --         18.37%      18.37%
   Price Index(3)

----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class B and Class
C Shares since January 3, 1994.


(3) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.


8  Phoenix-Engemann Focus Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)            1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                 0.77%            0.77%             0.77%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses(d)                                               0.18%            0.18%             0.18%
                                                                -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES(d)                         1.20%            1.95%             1.95%
                                                                =====            =====             =====



(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Restated to reflect current fees.

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Phoenix-Engemann Focus Growth Fund  9

------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------

   Class A           $691         $935          $1,199         $1,950
------------------------------------------------------------------------------
   Class B           $598         $813          $1,054         $2,085
------------------------------------------------------------------------------
   Class C           $298         $613          $1,054         $2,279

------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------

   Class B           $198         $613          $1,054         $2,085
------------------------------------------------------------------------------
   Class C           $198         $613          $1,054         $2,279

------------------------------------------------------------------------------

10  Phoenix-Engemann Focus Growth Fund

PHOENIX-ENGEMANN NIFTY FIFTY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Nifty Fifty Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


[arrow] The fund seeks its investment objective by concentrating its investments in securities selected from a list of approximately 50 different securities that the adviser believes represent the best potential to achieve long-term growth of capital.

[arrow] Under normal circumstances, the fund expects to invest at least 75% of its assets in common stocks of high-quality growth companies defined by the adviser generally as seasoned companies with at least $50 million in annual net revenue and demonstrated earning power at the time of investment.

[arrow] The adviser uses a bottom-up stock selection process that looks for companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and favorable long-term outlooks. Generally, these will be larger capitalized companies.


[arrow] Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL


The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


                                           Phoenix-Engemann Nifty Fifty Fund  11

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


LIMITED NUMBER OF INVESTMENTS

Conditions that negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of your shares may be more volatile.

12  Phoenix-Engemann Nifty Fifty Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Nifty Fifty Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

Calendar Year   Annual Return (%)
    1991           67.64
    1992            3.67
    1993           -0.52
    1994            1.05
    1995           28.21
    1996           26.53
    1997           19.23
    1998           35.13
    1999           32.47
    2000          -18.75

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 30.70% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.93% (quarter ending December 31, 2000).


------------------------------------------------------------------------------------------------------------------
                                                                                    Life of the Fund(2)
   Average Annual Total Returns(1)                                              ----------------------------------
   (for the periods ending 12/31/00)       One Year    Five Years   Ten Years   Class A    Class B     Class C
------------------------------------------------------------------------------------------------------------------
   Class A Shares                          -23.43%      15.64%      16.57%        --         --          --
------------------------------------------------------------------------------------------------------------------
   Class B Shares                          -21.98%      16.15%        --          --        15.34%       --
------------------------------------------------------------------------------------------------------------------
   Class C Shares                          -19.37%      16.14%        --          --         --         15.33%
------------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock                 -9.19%       18.42%      17.50%        --        18.37%      18.37%
   Price Index(3)

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class B and Class C Shares since January 3, 1994.

(3) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.


                                            Phoenix-Engemann Nifty Fifty Fund 13

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)            1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES            SHARES           SHARES
                                                               ------            ------           ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                 0.80%             0.80%            0.80%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%            1.00%

Other Expenses(d)                                               0.24%             0.24%            0.24%
                                                                -----             -----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES(d)                         1.29%             2.04%            2.04%
                                                                =====             =====            =====

----------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Restated to reflect current fees.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

14  Phoenix-Engemann Nifty Fifty Fund

------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------

   Class A           $699         $961          $1,243         $2,045
------------------------------------------------------------------------------
   Class B           $607         $840          $1,100         $2,179
------------------------------------------------------------------------------
   Class C           $307         $640          $1,100         $2,372
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS            1 YEAR       3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------
   Class B          $ 207         $640          $1,100         $2,179
------------------------------------------------------------------------------
   Class C          $ 207         $640          $1,100         $2,372

------------------------------------------------------------------------------

                                           Phoenix-Engemann Nifty Fifty Fund  15

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Engemann Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


[arrow] Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2 billion at the time of purchase.


[arrow] The fund emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The adviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.

[arrow] The adviser uses a bottom-up selection process to select stocks for the fund.

[arrow] Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.


Temporary Defensive Strategy: If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL


The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than

16 Phoenix-Engemann Small & Mid-Cap Growth Fund expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS


Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


SMALL CAPITALIZATIONS AND UNSEASONED COMPANIES

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalizations companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                                Phoenix-Engemann Small & Mid-Cap Growth Fund  17

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Small & Mid-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

Calendar Year   Annual Return (%)
    1995           25.68
    1996           52.37
    1997           26.41
    1998           14.29
    1999           84.59
    2000          -14.60

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 71.42% (quarter ending December 31, 1999) and the lowest return for a quarter was -26.03% (quarter ending December 31, 2000).


------------------------------------------------------------------------------------------------------------------
                                                                                    Life of the Fund(2)
   Average Annual Total Returns(1)                                              ----------------------------------
   (for the periods ending 12/31/00)       One Year    Five Years   Ten Years   Class A    Class B     Class C
------------------------------------------------------------------------------------------------------------------

   Class A Shares                            -19.51%        26.74%        29.32%          --            --
------------------------------------------------------------------------------------------------------------------
   Class B Shares                            -18.63%         --             --           23.52%         --
------------------------------------------------------------------------------------------------------------------
   Class C Shares                            -15.25%         --             --            --           21.46%
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(3)                     -3.02%         10.31%        12.42%         9.88%         9.55%
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index(4)              -22.43%        7.14%         10.43%         6.31%         5.92%

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.

(2) Class A Shares since October 10, 1994; Class B Shares since September 18, 1996; and Class C Shares since October 8, 1996.


(3) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.

(4) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.


18  Phoenix-Engemann Small & Mid-Cap Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge(load) Imposed on Purchases
(as a percentage of offering price)                             5.75%            None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(b)             1%(c)

Maximum Sales Charge (load) Imposed on Reinvested                                None              None
Dividends                                                       None

Redemption Fee                                                  None             None              None

Exchange Fee                                                    None             None              None
                                                          -----------------------------------------------------
                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.91%            0.91%             0.91%

Distribution and Service (12b-1) Fees(d)                        0.25%            1.00%             1.00%

Other Expenses(e)                                               0.30%            0.30%             0.30%
                                                                ----             ----              ----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)(e)                      1.46%            2.21%             2.21%
                                                                ====             ====              ====


(a) The fund's financial agent has agreed to waive a portion of its financial agent fee through April 30, 2002 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net assets. Prior to March 1, 2000, the fund's administrator had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets. Total Annual Operating Expenses for the fund, after waiver of administration fees, were 1.45% for Class A Shares, 2.20% for Class B Shares and 2.20% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "Sales Charges--Class B Shares Purchased Prior to January 20, 1998" in this prospectus.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(e) Restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

                                Phoenix-Engemann Small & Mid-Cap Growth Fund  19

In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $715                 $1,011                 $1,328                $2,225
-----------------------------------------------------------------------------------------------------------------
   Class B                      $624                 $892                   $1,186                $2,358
-----------------------------------------------------------------------------------------------------------------
   Class C                      $324                 $692                   $1,186                $2,548
---------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:
-----------------------------------------------------------------------------------------------------------------
  CLASS                       1 YEAR                3 YEARS                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $224                  $692                  $1,186                $2,358
-----------------------------------------------------------------------------------------------------------------
   Class C                      $224                  $692                  $1,186                $2,548
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the waiver of expenses over certain levels by the fund's administrator.


20  Phoenix-Engemann Small & Mid-Cap Growth Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Engemann Balanced Return Fund ("Balanced"), Phoenix-Engemann Focus Growth Fund ("Focus Growth"), Phoenix-Engemann Nifty Fifty Fund ("Nifty-Fifty") and Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap") each may engage in the following investment techniques as indicated.


DERIVATIVES

Each of the funds may buy and sell put and call options for hedging purposes and may also seek to increase its return by writing covered put and call options. The funds may also buy and sell options on domestic and foreign securities indexes, put and call warrants issued by banks and other financial institutions, and may enter into foreign currency exchange contracts.

Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, hedging transactions may limit returns and premiums paid could be lost.

EQUITY INVESTMENTS

Nifty-Fifty may invest in common stocks with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the adviser. These may be small and unseasoned companies. Investment return on growth stocks is more dependent on market increases and decreases and growth stocks are more volatile than non-growth stocks. Investment returns of unseasoned and small capitalizations companies can be highly volatile and these securities may, at times, be difficult to sell.

Small & Mid-Cap may invest in securities with larger capitalizations.

FIXED-INCOME INVESTMENTS


The funds' investments may include preferred stocks, warrants and convertible debt obligations. Focus Growth and Small & Mid-Cap may invest in other debt obligations that, in the adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. Such other debt obligations will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.


Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Credit risk is determined at the date of investment. If the rating declines after such date, the fund is not obligated to sell the security. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.

                                                      Phoenix-Engemann Funds  21

Some fixed-income securities may be unrated. Unrated securities may not have as broad a market as rated securities and analysis of unrated securities is more complex, making it more difficult for the adviser to accurately predict risk.

Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

Obligations issued or guaranteed by the U.S. Government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Municipal securities may not be guaranteed by the issuing body and may be thinly traded.

FOREIGN INVESTMENTS

Each of the funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty as well as less public information about foreign investments may negatively impact the funds' portfolio. Dividend and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

ILLIQUID SECURITIES

Each of the funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

INITIAL PUBLIC OFFERINGS (IPOS)


The funds may invest in IPOs, which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the funds may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


MUTUAL FUND INVESTING

Each of the funds may invest in other investment companies. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

22  Phoenix-Engemann Funds

SECURITIES LENDING


Each of the funds may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


SPECIAL SITUATIONS

The funds may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the adviser expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the adviser to accurately predict risk and return.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Roger Engemann & Associates, Inc. ("Engemann") is the investment adviser to each of the funds and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to five mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2000, Engemann had $9.2 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the funds' Board of Trustees, Engemann is responsible for managing the funds' investment program and the day-to-day management of the funds' portfolios. Engemann manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Engemann a monthly investment management fee that is accrued daily against the value of that funds' net assets at the following rates:

                                                      Phoenix-Engemann Funds  23

-----------------------------------------------------------------------------------------------------------------
   Management Fee                        1st $50 Million         Next $450 Million         Over $500 Million
-----------------------------------------------------------------------------------------------------------------

   Balanced Return Fund                       0.80%                    0.70%                     0.60%
-----------------------------------------------------------------------------------------------------------------
   Focus Growth Fund                          0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------
   Nifty Fifty Fund                           0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------
   Small & Mid-Cap Growth Fund                1.00%                    0.90%                     0.80%
-----------------------------------------------------------------------------------------------------------------

During the funds' last fiscal year, the funds paid total management fees of $14,694,774. The ratio of management fees to average net assets for the fiscal year ended December 31, 2000 was 0.73% for the Balanced Return Fund, 0.77% for the Focus Growth Fund, 0.80% for the Nifty Fifty Fund and 0.91% for the Small & Mid-Cap Growth Fund.


PORTFOLIO MANAGEMENT

Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. The portfolio managers named below are responsible for the day-to-day management of the funds' portfolios. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983.

Messrs. Engemann, Mair and Tilson also oversee the research and portfolio management function for the Phoenix-Engemann Aggressive Growth Fund and Phoenix-Engemann Capital Growth Fund of the Phoenix Series Fund and for the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.


Jim Mair and Lou Holtz serve as Co-Portfolio Managers of the Balanced Return Fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Mair is an Executive Vice President of Engemann and has been with Engemann since 1983. Mr. Holtz is a Vice President of Engemann and has been with Engemann since 1996. Prior to joining Engemann, he was employed as an analyst at Marshall & Stevens from December 1992 until August 1995. Mr. Holtz also serves as Co-Portfolio Manager of the Phoenix-Engemann Small & Mid-Cap Growth Fund, and the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Messrs. Mair and Holtz earned the right to use the Chartered Financial Analyst designation in 1972 and 1996, respectively.

Scott Swanson and Ned Brines serve as Co-Portfolio Managers of the Focus Growth Fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Swanson and Brines are both Vice Presidents of Engemann and have been with Engemann since 1990 and 1994, respectively. Mr. Brines also serves as Co-Portfolio Manager


24  Phoenix-Engemann Funds
of the Phoenix-Engemann Aggressive Growth Fund of the Phoenix Series Fund. Messrs. Swanson and Brines earned the right to use the Chartered Financial Analyst designation in 1991 and 1997, respectively.

A team of portfolio managers is responsible for the day-to-day management of the Nifty Fifty Fund's portfolio.

Lou Holtz and Yossi Lipsker serve as Co-Portfolio Managers of the Small & Mid-Cap Growth Fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Holtz and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1996 and 1995, respectively. Messrs. Holtz and Lipsker also serve as Co-Portfolio Managers of the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Mr. Holtz also serves as Co-Portfolio Manager of the Phoenix-Engemann Balanced Return Fund and Mr. Lipsker also serves as Co-Portfolio Manager of the Phoenix-Engemann Capital Growth Fund of the Phoenix Series Fund. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of each fund and the number of outstanding shares. In general, each fund calculates net asset value by:

    o adding the values of all securities and other assets of the fund,

    o subtracting liabilities, and

    o dividing the result by the total number of outstanding shares of the fund.

Asset Value: Each fund's investments are valued at market value. If market quotations are not available, each fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such

                                                      Phoenix-Engemann Funds  25
as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the funds. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


The net asset value per share of each class of the funds are determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The funds will not calculate their net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). For certain classes of shares, each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize each fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because


26  Phoenix-Engemann Funds
distribution and service fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Intitial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B and Class C Shares.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (six years for Class B Shares purchased prior to January 20, 1998). Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


                                                      Phoenix-Engemann Funds  27

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                        ----------------------------------------
AMOUNT OF                                                        NET
TRANSACTION                               OFFERING              AMOUNT
AT OFFERING PRICE                          PRICE               INVESTED
--------------------------------------------------------------------------------
Under $50,000                              5.75%                 6.10%
$50,000 but under $100,000                 4.75                  4.99
$100,000 but under $250,000                3.75                  3.90
$250,000 but under $500,000                2.75                  2.83
$500,000 but under $1,000,000              2.00                  2.04
$1,000,000 or more                         None                  None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES

Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR       1            2             3             4            5            6+
--------------------------------------------------------------------------------
CDSC       5%           4%            3%            2%           2%           0%

CLASS B SHARES PURCHASED PRIOR TO JANUARY 20, 1998

Class B Shares that were purchased prior to January 20, 1998 are not subject to the sales load schedule described above but will continue to be subject to the sales load schedule as it existed prior to that date. The following is the sales load schedule you may pay to sell Class B Shares purchased prior to January 20, 1998:

YEAR       1            2             3             4            5            6+
--------------------------------------------------------------------------------
CDSC       5%           4%            3%            2%           2%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR       1            2+
--------------------------------------------------------------------------------
CDSC       1%           0%

28  Phoenix-Engemann Funds

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

                                                      Phoenix-Engemann Funds  29

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and
                                    send it with a check payable to the fund.
                                    Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
--------------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund.
                                    Send them to: Boston Financial Data
                                    Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
--------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however,

30 Phoenix-Engemann Funds
redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                    TO SELL SHARES
--------------------------------------------------------------------------------

Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums on redemptions of accounts.

--------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
--------------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
--------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


                                                      Phoenix-Engemann Funds  31

REDEMPTIONS BY MAIL

[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.


[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

32 Phoenix-Engemann Funds

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B, or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into to which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms

                                                      Phoenix-Engemann Funds  33
           permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

34  Phoenix-Engemann Funds

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
  FUND                                             DIVIDEND PAID
--------------------------------------------------------------------------------
  Balanced Return Fund                               Annually
--------------------------------------------------------------------------------
  Focus Growth Fund                                  Annually
--------------------------------------------------------------------------------
  Nifty Fifty Fund                                   Annually
--------------------------------------------------------------------------------
  Small & Mid-Cap Growth Fund                        Annually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                      Phoenix-Engemann Funds  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance over the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ENGEMANN BALANCED RETURN FUND
--------------------------------------------------------------------------------

                                                                               CLASS A
                                                   -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $38.80        $34.83       $29.05     $28.08     $25.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.66          0.21(1)      0.40       0.30(1)    0.29(1)
   Net realized and unrealized gain (loss)              (3.52)         6.07         8.03       4.98       4.23
                                                       ------        ------       ------     ------     ------
   TOTAL FROM INVESTMENT OPERATIONS                     (2.86)         6.28         8.43       5.28       4.52
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.58)        (0.16)       (0.40)     (0.32)     (0.30)
   Dividends from net realized gains                    (2.92)        (2.13)       (2.25)     (3.99)     (1.53)
   In excess of net investment income                       -         (0.01)           -          -          -
   In excess of net realized gains                      (0.53)        (0.01)           -          -          -
                                                       ------        ------       ------     ------     ------
   TOTAL DISTRIBUTIONS                                  (4.03)        (2.31)       (2.65)     (4.31)     (1.83)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.89)         3.97         5.78       0.97       2.69
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $31.91        $38.80       $34.83     $29.05     $28.08
                                                       ======        ======       ======     ======     ======
Total return(2)                                         (7.11)%       18.10%       29.12%     18.98%     17.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $121,272      $123,482      $72,620    $56,610    $51,947
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.37%         1.56%        1.63%       1.7%(3)    2.0%(3)
   Net investment income (loss)                          1.71%         0.58%        1.15%       1.0%       1.1%
Portfolio turnover                                         50%           41%         124%      40.3%      35.1%


----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.70% and 2.10% for the periods ended December 31, 1997 and 1996, respectively.


36  Phoenix-Engemann Funds

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN BALANCED RETURN FUND

                                                                                CLASS B
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------

Net asset value, beginning of period                   $38.13        $34.37       $28.76     $27.85     $25.26
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.34         (0.06)(1)     0.13       0.08(1)    0.09(1)
   Net realized and unrealized gain (loss)              (3.40)         5.96         7.91       4.93       4.16
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (3.06)         5.90         8.04       5.01       4.25
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.34)            -        (0.18)     (0.11)     (0.13)
   Dividends from net realized gains                    (2.92)        (2.13)       (2.25)     (3.99)     (1.53)
   In excess of net realized gains                      (0.53)        (0.01)           -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (3.79)        (2.14)       (2.43)     (4.10)     (1.66)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.85)         3.76         5.61       0.91       2.59
                                                       ------        ------       ------     ------     ------
Net asset value, end of period                         $31.28        $38.13       $34.37     $28.76     $27.85
                                                       ======        ======       ======     ======     ======
Total return(2)                                         (7.76)%       17.22%       28.06%     18.15%     16.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $33,960       $30,580      $11,512     $7,125     $4,609
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.12%         2.30%        2.38%       2.4%(3)    2.7%(3)
   Net investment income (loss)                          0.98%        (0.16)%       0.39%       0.3%       0.3%
Portfolio turnover                                         50%          41%          124%      40.3%      35.1%

                                                                                CLASS C
                                                    ----------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $38.21        $34.44       $28.80     $27.88     $25.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.34         (0.06)(1)     0.14       0.08(1)    0.09(1)
   Net realized and unrealized gain (loss)              (3.41)         5.97         7.92       4.92       4.16
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (3.07)         5.91         8.06       5.00       4.25
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.35)            -        (0.17)     (0.09)     (0.12)
   Dividends from net realized gains                    (2.92)        (2.13)       (2.25)     (3.99)     (1.53)
   In excess of net realized gains                      (0.53)        (0.01)           -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (3.80)        (2.14)       (2.42)     (4.08)     (1.65)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.87)         3.77         5.64       0.92       2.60
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $31.34        $38.21       $34.44     $28.80     $27.88
                                                       ======        ======       ======     ======     ======
Total return(2)                                         (7.79)%       17.22%       28.07%     18.11%     16.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $22,147       $17,852       $7,610     $5,581     $4,183
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.12%         2.30%        2.38%       2.4%(3)    2.7%(3)
   Net investment income (loss)                          0.99%        (0.16)%       0.39%       0.3%       0.3%
Portfolio turnover                                         50%           41%         124%      40.3%      35.1%


----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratios of operating expenses to average net assets would have been 2.50% and 2.80% for the periods ended December 31, 1997 and 1996, respectively.

                                                      Phoenix-Engemann Funds  37

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN FOCUS GROWTH FUND



                                                                                 CLASS A
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $33.24        $26.82       $20.43     $21.94     $19.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.27)        (0.31)       (0.16)    (0.16)      (0.14)
   Net realized and unrealized gain (loss)              (9.00)        13.48         7.76      3.51        4.47
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (9.27)        13.17         7.60      3.35        4.33
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (3.23)        (6.57)        1.21)     (4.86)     (1.67)
   In excess of net realized gains                      (0.05)        (0.18)           -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (3.28)        (6.75)       (1.21)     (4.86)     (1.67)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (12.55)         6.42         6.39      (1.51)      2.66
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $20.69        $33.24       $26.82     $20.43     $21.94
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (27.50)%       49.74%       37.41%     16.04%     22.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $430,884      $621,386     $441,146   $383,481   $426,785
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.32%         1.54%        1.58%       1.6%(3)    1.6%(3)
   Net investment income (loss)                         (0.86)%       (1.04)%      (0.72)%     (0.7)%     (0.6)%
Portfolio turnover                                         59%           56%         119%      70.6%      70.1%


                                                                                 CLASS B
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $30.97        $25.49       $19.61     $21.40     $18.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.47)        (0.51)       (0.32)     (0.34)     (0.31)
   Net realized and unrealized gain (loss)              (8.35)        12.74         7.41       3.41       4.39
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (8.82)        12.23         7.09       3.07       4.08
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (3.23)        (6.57)       (1.21)     (4.86)     (1.67)
   In excess of net realized gains                      (0.05)        (0.18)           -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (3.28)        (6.75)       (1.21)     (4.86)     (1.67)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (12.10)         5.48         5.88      (1.79)      2.41
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $18.87        $30.97       $25.49     $19.61     $21.40
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (28.07)%       48.64%       36.38%     15.13%     21.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $66,488      $106,372      $65,986    $54,267    $49,444
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.07%         2.29%        2.33%       2.4%(4)    2.3%(4)
   Net investment income (loss)                         (1.61)%       (1.78)%      (1.47)%     (1.5)%     (1.5)%
Portfolio turnover                                         59%           56%         119%      70.6%      70.1%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.


38  Phoenix-Engemann Funds

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN FOCUS GROWTH FUND

                                                                                CLASS C
                                                    ----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $30.97        $25.49       $19.61     $21.40     $18.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.47)        (0.51)       (0.32)     (0.34)     (0.31)
   Net realized and unrealized gain (loss)              (8.35)        12.74         7.41       3.41       4.39
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (8.82)        12.23         7.09       3.07       4.08
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (3.23)        (6.57)       (1.21)     (4.86)     (1.67)
   In excess of net realized gains                      (0.05)        (0.18)           -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (3.28)        (6.75)       (1.21)     (4.86)     (1.67)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (12.10)         5.48         5.88      (1.79)      2.41
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $18.87        $30.97       $25.49     $19.61     $21.40
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (28.07)%       48.64%       36.38%     15.13%     21.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $41,889       $56,699      $34,580    $29,222    $27,239

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.07%         2.29%        2.33%       2.4%(3)    2.3%(3)
   Net investment income (loss)                         (1.61)%       (1.78)%      (1.47)%     (1.5)%     (1.5)%
Portfolio turnover                                         59%           56%         119%      70.6%      70.1%


PHOENIX-ENGEMANN NIFTY FIFTY FUND
                                                                                CLASS A
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------

Net asset value, beginning of period                   $46.16        $38.80       $29.21     $26.50     $22.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.44)        (0.41)       (0.20)     (0.20)     (0.12)
   Net realized and unrealized gain (loss)              (8.64)        12.92        10.45       5.23       6.00
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (9.08)        12.51        10.25       5.03       5.88
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (5.85)        (5.15)       (0.66)     (2.32)     (1.56)
   In excess of net realized gains                      (0.13)            -            -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (5.98)        (5.15)       (0.66)     (2.32)     (1.56)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (15.06)         7.36         9.59       2.71       4.32
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $31.10        $46.16       $38.80     $29.21     $26.50
                                                       ======        ======       ======     ======     =======
Total return(2)                                        (18.75)%       32.47%       35.13%     19.23%     26.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $258,962      $321,299     $235,065   $176,378   $145,469
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.40%         1.58%        1.60%       1.6%(4)    1.7%(4)
   Net investment income (loss)                         (0.98)%       (0.97)%      (0.61)%     (0.7)%     (0.4)%
Portfolio turnover                                         88%           43%          92%      68.8%      41.9%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.80% for the periods ended December 31, 1997 and 1996, respectively.


                                                      Phoenix-Engemann Funds  39

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN NIFTY FIFTY FUND

                                                                                CLASS B
                                                    ----------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $43.68        $37.21       $28.24     $25.88     $21.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.74)        (0.70)       (0.43)     (0.42)     (0.30)
   Net realized and unrealized gain (loss)              (8.13)        12.32        10.06       5.10       5.89
                                                       ------        ------       ------     ------     ------
   TOTAL FROM INVESTMENT OPERATIONS                     (8.87)        11.62         9.63       4.68       5.59
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (5.85)        (5.15)       (0.66)     (2.32)     (1.56)
   In excess of net realized gains                      (0.13)            -            -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (5.98)        (5.15)       (0.66)     (2.32)     (1.56)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (14.85)         6.47         8.97       2.36       4.03
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $28.83        $43.68       $37.21     $28.24     $25.88
                                                       ======        ======       ======     ======     =======
Total return(2)                                        (19.34)%       31.47%       34.14%     18.33%     25.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (THousands)                $104,964      $138,626      $96,983    $68,051    $47,143
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.15%         2.33%        2.35%       2.4%(3)    2.5%(3)
   Net investment income (loss)                         (1.73)%       (1.72)%      (1.35)%     (1.4)%     (1.2)%
Portfolio turnover                                         88%           43%          92%      68.8%      41.9%


                                                                                CLASS C
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $43.68        $37.21       $28.24     $25.88     $21.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.74)        (0.70)       (0.43)     (0.42)     (0.30)
   Net realized and unrealized gain (loss)              (8.14)        12.32        10.06       5.10       5.89
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (8.88)        11.62         9.63       4.68       5.59
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                    (5.85)        (5.15)       (0.66)     (2.32)     (1.56)
   In excess of net realized gains                      (0.13)            -            -          -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                (5.98)        (5.15)       (0.66)     (2.32)     (1.56)
                                                       ------        ------       ------     ------     ------
Change in net asset value                              (14.86)         6.47         8.97       2.36       4.03
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $28.82        $43.68       $37.21     $28.24     $25.88
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (19.37)%       31.47%       34.14%     18.33%     25.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $54,867       $70,875      $48,401    $39,773    $26,092
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.15%         2.33%        2.35%       2.4%(3)    2.5%(3)
   Net investment income (loss)                         (1.73)%       (1.72)%      (1.35)%     (1.4)%     (1.2)%
Portfolio turnover                                         88%           43%          92%      68.8%      41.9%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.50% for the periods ended December 31, 1997 and 1996, respectively.


40  Phoenix-Engemann Funds

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                                                                                CLASS A
                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                        2000          1999         1998       1997       1996
                                                       ------        ------       ------     ------     ------
Net asset value, beginning of period                   $44.45        $24.08       $21.09     $18.39     $14.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.39)        (0.37)       (0.30)     (0.31)     (0.12)
   Net realized and unrealized gain (loss)              (6.10)        20.74         3.31       5.07       7.45
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (6.49)        20.37         3.01       4.76       7.33
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -      (0.28)
   Dividends from net realized gains                        -             -            -      (2.06)     (3.56)
   In excess of accumulated net realized gains              -             -        (0.02)         -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                    -             -        (0.02)     (2.06)     (3.84)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.49)        20.37         2.99       2.70       3.49
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $37.96        $44.45       $24.08     $21.09     $18.39
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (14.60)%       84.59%       14.29%     26.41%     52.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $231,453      $132,996      $54,187    $27,771     $7,859
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                 1.51%         1.73%        1.78%      1.80%      1.10%
   Net investment income (loss)                         (0.85)%       (1.40)%      (1.39)%    (1.40)%    (0.70)%
Portfolio turnover                                         78%          105%         147%    313.5%      297.1%


                                                                               CLASS B
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,         INCEPTION
                                                                                                       9/18/96 TO
                                                        2000          1999         1998       1997      12/31/96
                                                       ------        ------       ------     ------    ----------
Net asset value, beginning of period                   $43.32        $23.64       $20.87     $18.35     $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.72)        (0.55)       (0.45)     (0.46)     (0.32)
   Net realized and unrealized gain (loss)              (5.88)        20.23         3.24       5.04       2.43
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                   (6.60)        19.68         2.79       4.58       2.11
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                        -             -            -      (2.06)     (0.20)
   In excess of accumulated net realized gains              -             -        (0.02)         -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                    -             -        (0.02)     (2.06)     (0.20)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.60)        19.68         2.77       2.52       1.91
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $36.72        $43.32       $23.64     $20.87     $18.35
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (15.24)%       83.25%       13.39%     25.49%     12.84%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $99,060       $73,863      $31,631    $17,298     $1,480
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(7)                                 2.26%         2.48%(7)     2.53%(7)   2.60%(7)   2.60%(4)
   Net investment income (loss)                         (1.61)%       (2.15)%      (2.14)%    (2.10)%    (2.20)%(4)
Portfolio turnover                                        78%           105%         147%     313.5%     297.1%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.75%, 1.83%, 1.80% and 1.90% for the periods ended December 31, 2000, 1999,
1998, 1997 and 1996, respectively.
(4) Annualized.
(5) Not annualized.
(6) The beginning net asset value per share of Class B shares equals the net asset value per share of the Class A shares as of the first day Class B shares were sold.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended December 31, 2000, 1999,
1998 and 1997, respectively.


                                                      Phoenix-Engemann Funds  41

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

                                                                               CLASS C
                                                   -----------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,        INCEPTION
                                                                                                       9/18/96 TO
                                                        2000          1999         1998       1997     12/31/96
                                                       ------        ------       ------     ------    ----------
Net asset value, beginning of period                   $43.29        $23.63       $20.87     $18.35     $17.99(6)
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.70)        (0.55)       (0.45)     (0.47)     (0.29)
   Net realized and unrealized gain (loss)              (5.90)        20.21         3.23       5.05       0.85
                                                       ------        ------       ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                  (6.60)         19.66         2.78       4.58       0.56
                                                       ------        ------       ------     ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     -             -            -          -          -
   Dividends from net realized gains                        -             -            -      (2.06)     (0.20)
   In excess of accumulated net realized gains              -             -        (0.02)         -          -
                                                       ------        ------       ------     ------     ------
     TOTAL DISTRIBUTIONS                                    -             -        (0.02)     (2.06)     (0.20)
                                                       ------        ------       ------     ------     ------
Change in net asset value                               (6.60)        19.66         2.76       2.52       0.36
                                                       ------        ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                         $36.69        $43.29       $23.63     $20.87     $18.35
                                                       ======        ======       ======     ======     ======
Total return(2)                                        (15.25)%       83.20%       13.34%     25.49%      3.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $75,806       $37,584      $15,023     $8,080        $54
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                 2.26%         2.48%        2.53%      2.60%      2.60%(4)
   Net investment income (loss)                         (1.59)%       (2.15)%      (2.14)%    (2.10)%    (2.20)%(4)
Portfolio turnover                                         78%          105%         147%     313.5%     297.1%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended December 31, 2000, 1999, 1998 and
1997, respectively.
(4) Annualized.
(5) Not annualized.
(6) The beginning net asset value per share of Class C shares equals the net asset value per share of the Class A shares as of the first day Class C shares were sold.


42 Phoenix-Engemann Funds

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The funds have filed a Statement of Additional Information about the funds, dated March 15, 2001 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus.
You may obtain a free copy of the Statement:

[arrow] by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or


[arrow]  by calling (800) 243-4361.

You may also obtain information about the funds from the Securities and Exchange Commission:

[arrow]  through its internet site (http://www.sec.gov),

[arrow]  by visiting its Public Reference Room in Washington, DC,

[arrow] by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

[arrow]  by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

SHAREHOLDER REPORTS

The funds semiannually mail to shareholders detailed reports containing information about each fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from January 1 through December
31. You may request a free copy of the funds' Annual and Semiannual Reports:


[arrow] by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or


[arrow]  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926



SEC File Nos. 33-1922 and 811-4506      [recycle logo] Printed on recycled paper
                                                       using soybean ink

                                                      Phoenix-Engemann Funds  43

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480


[LOGO] PHOENIX
       INVESTMENT PARTNERS




For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com




PXP 2011 (3/01)